Equity	9 Months Ended	12 Months Ended
	Sep. 29, 2012	Dec. 31, 2011
Equity

11. EQUITY

During the nine months ended September 29, 2012, DJO sold 60,753 shares of its common stock at $16.46 per share to the new Chairman of its Board of Directors, subject to execution of a stockholder agreement including certain rights and restrictions. Net proceeds of $1.0 million from the share purchases were contributed by DJO to us, and are included in member capital in our unaudited condensed consolidated balance sheet as of September 29, 2012. The proceeds were used for working capital purposes.

14.	MEMBERSHIP EQUITY

In connection with the DJO Merger in November 2007, certain members of DJO management elected to rollover certain options held by them that had not been exercised at or prior to the effective time of the DJO Merger. Such rollover options were converted to options to purchase 1,912,577 shares of DJO’s common stock under the 2007 Plan on a tax-deferred basis (Rollover Options). The fair value of these vested Rollover Options was $15.2 million and was recorded as a component of the cost of the DJO Merger.

During the year ended December 31, 2011, we paid cash of $2.0 million to our former chief executive officer, upon his retirement, to cancel 355,155 shares of vested Rollover Options held by him. The amount paid represents the excess of the fair market value of the shares over their exercise price. This amount is included as a reduction to member capital in our consolidated balance sheet as of December 31, 2011.

In addition, during the year ended December 31, 2011, DJO sold 192,959 shares of its common stock at $16.46 per share, consisting of 157,959 shares purchased by our new chief executive officer, and 35,000 shares purchased by another member of senior management. The share purchases were subject to execution of a stockholder agreement including certain rights and restrictions (see Note 18). Net proceeds of $3.2 million from the share purchases were contributed by DJO to us, and are included in member capital in our consolidated balance sheet as of December 31, 2011.

During the year ended December 31, 2010, DJO, sold 93,128 shares of its common stock, subject to a stockholders agreement (See Note 18), at $16.46 per share, in an offering to certain accredited investors comprised of employees, directors and independent sales agents. Net proceeds of $1.5 million from the share purchases were contributed by DJO to us and are included in member capital in our consolidated balance sheet as of December 31, 2011.

The proceeds from the share purchases in the years ended December 31, 2011 and 2010 were used for working capital purposes.